SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement            ( ) Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2)
(X)      Definitive Proxy Statement

( )      Definitive Additional Materials

( )      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

              First Citizens Bancorporation of South Carolina, Inc.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X) No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

( )      Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         FIRST CITIZENS BANCORPORATION
                            OF SOUTH CAROLINA, INC.
                               1230 Main Street
                              Post Office Box 29
                        Columbia, South Carolina 29202


               ------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               ------------------------------------------------
                           To Be Held April 22, 1998



     NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 22, 1998, at 2:30 p.m., for the following purposes:

     (1) To consider a proposal to fix the number of directors to be elected at 18;

     (2) To elect 18 directors for a term of one year; and,

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 13, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.


                                        By Order of the Board of Directors



                                        /s/ E. W. Wells
                                        E. W. Wells, Secretary






March 20, 1998

                         FIRST CITIZENS BANCORPORATION
                            OF SOUTH CAROLINA, INC.
                               1230 Main Street
                              Post Office Box 29
                        Columbia, South Carolina 29202
                         Mailing Date: March 20, 1998



                         ----------------------------
                                PROXY STATEMENT
                         ----------------------------
                        Annual Meeting of Shareholders
                           To Be Held April 22, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for use at the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 22, 1998, at 2:30 p.m., or any adjournments thereof.

     The persons named in the proxy to represent shareholders at the Annual Meeting are: E. Hite Miller, Sr., Jim B. Apple, and E. W. Wells. Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors to be elected at 18 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as may be designated by Bancorp's Board of Directors.

     In addition to solicitation by mail, proxies may be solicited without additional compensation by Bancorp's directors and officers and by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph. Bancorp will bear the expenses of such solicitation.


                               VOTING SECURITIES

     As of March 13, 1998, Bancorp had issued and outstanding 960,420 shares of voting stock consisting of: (a) 892,813 shares of $5 par value common stock; (b) 52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no par value preferred stock, Series G. Under applicable South Carolina law, shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. Class voting rights do not apply to either of the proposals to be considered at the Annual Meeting.


                    RECORD DATE; VOTE REQUIRED FOR APPROVAL

     Only shareholders of record on March 13, 1998, will be eligible to receive notice of and to vote at the Annual Meeting.

     For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal. In the election of directors, the 18 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either (i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.

     Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.


                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of March 13, 1998, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:



                                                         Amount and                      Percentage
                                                          Nature of                          of
 Title                Name and Address                   Beneficial       Percentage      Eligible
of Class              of Beneficial Owner               Ownership(1)       of Class         Vote
-------------------   -----------------------------   ----------------   ------------   -----------
Common                George H. Broadrick(2)                87,705(3)         9.82%         9.13%
                      Charlotte, NC
                      Frank B. Holding(2)                  343,141(4)        38.43%        35.73%
                      Smithfield, NC
                      Lewis R. Holding                     183,209(5)        20.52%        19.08%
                      Lyford Cay, Bahamas
$50 Par Preferred     Pearl S. Arant                         3,479            6.65%          .36%
                      Pageland, SC
                      Gladys W. Griggs                       4,630            8.85%          .48%
                      Pageland, SC
                      Frank B. Holding(2)                    3,556(6)         6.79%          .37%
                      Smithfield, NC
$20 Par Preferred     Carolina Bonded Storage Co.              462            6.80%          .05%
                      Columbia, SC
                      Jay C. Case                              535            7.87%          .06%
                      Columbia, SC
                      Frank B. Holding(2)                    2,268(7)        33.38%          .24%
                      Smithfield, NC
No Par Preferred      Peter M. Bristow                       1,257(8)        14.83%          .13%
                      Columbia, SC
                      Frank B. Holding(2)                    6,107(9)        72.04%          .64%
                      Smithfield, NC

---------
(1) Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned directly by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

(2) A director of Bancorp.

(3) George H. Broadrick has sole voting and investment power as to 118 shares held individually, 26,023 shares held by him as trustee of a Holding family trust, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp (which 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this proxy statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT"). Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, may be deemed to be controlled by him (which shares also are included in the beneficial ownership shown above for Lewis
    R. Holding and Frank B. Holding).

(4) Frank B. Holding has sole voting and investment power as to 148,219 shares held individually. He disclaims beneficial ownership as to 136,721 shares held by his wife, adult children and their spouses, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult children, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, may be deemed to be controlled by him: First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Southern BancShares (N.C.), Inc. (10,938 shares); Twin States Farming, Inc. (1,045 shares); and in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (8,076 shares held in a fiduciary capacity for the Bank's pension plan). Included in Frank B. Holding's beneficial ownership are 46,980 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership shown for George H. Broadrick.

(5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held individually. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations which, for beneficial ownership purposes, may be deemed to be controlled by him: Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (10,938 shares); and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 46,980 shares also included in the beneficial ownership shown for his brother, Frank B. Holding, of which 36,042 shares also are included in the beneficial ownership shown for George H. Broadrick.

(6) Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to the 3,556 shares shown above and held by his wife and adult children.

(7) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to the 2,268 shares shown above and held by his wife and adult children.

(8) Peter M. Bristow exercises sole voting and investment power as to 1,057 shares of no par preferred stock held individually. He disclaims beneficial ownership as to an additional 200 shares included above and held by his wife, who is the daughter of Frank B. Holding. All of such shares also are included, but disclaimed, in the beneficial ownership shown above for Frank
    B. Holding and further described in footnote (9) below.

(9) Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult children, their spouses (including but not limited to Peter M. Bristow) and a trust of which an adult daughter is trustee.

                     OWNERSHIP OF SECURITIES BY MANAGEMENT

     As of March 13, 1998, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group, was as follows:



                                                                      Amount and                      Percentage
                                                                       Nature of                          of
Title                                                                  Beneficial       Percentage      Eligible
of Class                      Name of Beneficial Owner               Ownership(1)       of Class         Vote
---------------------------   ----------------------------------   ----------------   ------------   -----------
Common                        Jim B. Apple                                 216              .02%          .02%
                              Richard W. Blackmon                          110              .01%          .01%
                              George H. Broadrick                       87,705(2)          9.82%         9.13%
                              T. E. Brogdon                                100              .01%          .01%
                              Charles D. Cook                               24              .00%          .00%
                              Laurens W. Floyd                             452(3)           .05%          .05%
                              William E. Hancock, III                    3,768(4)           .42%          .39%
                              Robert B. Haynes                          38,138(5)          4.27%         3.97%
                              Wycliffe E. Haynes                        38,243(6)          4.28%         3.98%
                              Lewis M. Henderson                             5              .00%          .00%
                              Carmen P. Holding                         25,622(7)          2.87%         2.67%
                              Frank B. Holding                         343,141(8)         38.43%        35.73%
                              Charles S. McLaurin, III                     114              .01%          .01%
                              E. Hite Miller, Sr.                        8,306(9)           .93%          .86%
                              N. Welch Morrisette, Jr.                     118              .01%          .01%
                              E. Perry Palmer                              800              .09%          .08%
                              William E. Sellars                        38,198(10)         4.28%         3.98%
                              Henry F. Sherrill                          2,696              .30%          .28%
                              Jack A. Stanley                              200              .02%          .02%
Non-Voting Common(11)         Frank B. Holding                          18,806(12)        51.65%           --
$50 Par Preferred             Frank B. Holding                           3,556(13)         6.79%          .37%
                              Dan H. Jordan                                367              .70%          .04%
$20 Par Preferred             Jay C. Case                                  535             7.87%          .06%
                              Frank B. Holding                           2,268(14)        33.38%          .24%
No Par Preferred              Frank B. Holding                           6,107(15)        72.04%          .64%
Non-Voting Preferred(11)      Frank B. Holding                             378(16)        72.00%           --
Common                        All directors and executive              442,657            49.58%        46.09%
                              officers as a group (27 persons)
Non-Voting Common(11)         All directors and executive               18,806            51.65%           --
                              officers as a group (27 persons)
$50 Par Preferred             All directors and executive                5,582            10.67%          .58%
                              officers as a group (27 persons)
$20 Par Preferred             All directors and executive                2,922            43.01%          .30%
                              officers as a group (27 persons)
No Par Preferred              All directors and executive                6,187            72.99%          .64%
                              officers as a group (27 persons)
Non-Voting Preferred(11)      All directors and executive                  378            72.00%           --
                              officers as a group (27 persons)

---------
(1) Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, held directly by the persons named and such persons exercise sole voting and investment power with respect to those shares.

(2) For a description of the beneficial ownership of common stock by George H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(3) Laurens W. Floyd exercises sole voting and investment power as to 100 shares held individually and as to 300 shares held by him as Trustee of a revocable living trust for his benefit. He disclaims beneficial ownership as to 52 shares included above and held by his wife.

(4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held individually and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments (2,726 shares), which entities may be deemed to be controlled by Mr. Hancock for beneficial ownership purposes.

(5) Robert B. Haynes exercises sole voting and investment power as to 140 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Chairman of the Board, Vice President and Secretary (which shares also are included in the beneficial ownership shown for Wycliffe E. Haynes and William E. Sellars).

(6) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held individually. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President (which shares also are included in the beneficial ownership shown for Robert B. Haynes and William E. Sellars).

(7) Carmen P. Holding exercises sole voting and investment power as to 100 shares held individually. She disclaims voting and investment power as to 25,522 shares included above that are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee (which shares also are included in the beneficial ownership shown for Mr. Broadrick).

(8) For a description of the beneficial ownership of common stock by Frank B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(9) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held individually. He exercises shared voting and investment power as to 8,076 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina for the Bank's pension plan, which corporation may be deemed to be controlled, for beneficial ownership purposes, by Mr. Miller (which shares also are included in the beneficial ownership shown for Frank B. Holding).

(10) William E. Sellars exercises sole voting and investment power as to 200 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President (which shares also are included in the beneficial ownership shown for Robert B. and Wycliffe E. Haynes).

(11) Bancorp has outstanding 36,409 shares of $5 par non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non-voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.

(12) The shares of non-voting common stock shown as beneficially owned by Frank
     B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director. If such shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.

(13) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(14) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote (7) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(15) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote (9) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(16) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 378 shares shown above and held by his adult daughters and their spouses.


            Section 16(a) Beneficial Ownership Reporting Compliance

     Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of Bancorp's common and preferred stock. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned, or changes in such beneficial ownership, or to timely file required reports during the previous fiscal year. It has come to Bancorp's attention that Director Laurens W. Floyd inadvertently did not file timely a report concerning a sale of less than 200 shares of common stock during November 1997. The required report has now been filed.


                  PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS

     The Bylaws of Bancorp provide that the Board shall consist of not less than seven nor more than 34 directors. Currently, there are 18 directors and management proposes that the number of directors to be elected at the Annual Meeting be set at 18. Pursuant to the Bylaws and in accordance with South Carolina law, at any time during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING AT 18.


                       PROPOSAL 2: ELECTION OF DIRECTORS

     The persons named below have been nominated by the Board of Directors for election at the Annual Meeting as directors of Bancorp. Each of the 18 nominees currently serves as a director of Bancorp and has been nominated to be reelected for a term of one year or until his resignation, retirement, death, removal or disqualification, or until his respective successor has been duly elected and qualified:



                      Positions With                    Year                  Principal Occupation an
Name, Address            Bancorp                        First                  Business Experience For
 and Age                and Bank                       Elected(1)                Past Five or More Years
----------------------- ----------------------------- ------------ --------------------------------------------------
Jim B. Apple            Director, President and Chief    1993      President and Chief Operating Officer of
Columbia, SC            Operating Officer; Member of               Bancorp and Bank (previously Executive Vice
45                      Executive Committee                        President)

Richard W. Blackmon     Director; Member of Executive    1970      Owner, Richard Blackmon Construction Co.
Lancaster, SC           Committee                                  (construction and land development)
83

George H. Broadrick     Director; Chairman of Audit      1972      Director and retired President, First Citizens
Charlotte, NC           and Compensation Committees                BancShares, Inc. and First-Citizens Bank & Trust
75                                                                 Company, Raleigh, NC

T. E. Brogdon(2)        Director; Consultant             1970      Consultant to Bank; retired banker
Lancaster, SC
65

Laurens W. Floyd        Director; Member of Audit        1988      President and Chief Executive Officer, Dillon
Dillon, SC              Committee                                  Provision Co., Inc. (wholesale meat distributors)
69

William E. Hancock, III Director                         1976      President, Hancock Buick/BMW Company
Columbia, SC                                                       (automobile dealer)
52

Robert B. Haynes(3)     Director                         1972      Chairman of the Board, Vice President and
Columbia, SC                                                       Secretary, C. W. Haynes and Company, Inc.
52                                                                 (mortgage banking and real estate)

Wycliffe E. Haynes(3)   Director                         1972      Vice President and Treasurer, C. W. Haynes and
Columbia, SC                                                       Company, Inc. (mortgage banking and real
54                                                                 estate)

Lewis M. Henderson(4)   Director; Member of Audit        1996      Tax Partner, Tourville, Simpson & Henderson
Columbia, SC            Committee                                  (certified public accountants)
44


                        Positions With                 Year                    Principal Occupation and
 Name, Address            Bancorp                      First                   Business Experience For
 and Age                 and Bank                      Elected(1)                  Past Five or More Years
------------------------ ----------------------------- ------------ -----------------------------------------------------
Carmen P. Holding(5)     Director                         1992      Director, First Citizens BancShares, Inc. and
Atlanta, GA                                                         First-Citizens Bank & Trust Company, Raleigh,
29                                                                  NC; former Office Manager, Interweb, Inc.
                                                                    (web designer/provider); former showroom
                                                                    salesperson, Scalamandr-, Inc. (decorative fabrics
                                                                    manufacturer/wholesaler)

Frank B. Holding(5)      Vice Chairman of the Board;      1970      Executive Vice Chairman of the Board, First
Smithfield, NC           Chairman of Executive                      Citizens BancShares, Inc. and First-Citizens
69                       Committee                                  Bank & Trust Company, Raleigh, NC; Vice
                                                                    Chairman, Bancorp and Bank; Director, Southern
                                                                    BancShares (N.C.), Inc., Mount Olive, NC

Dan H. Jordan            Director                         1970      Retired farmer and businessman
Nichols, SC
74

E. Hite Miller, Sr.      Chairman of the Board and        1980      Chairman of the Board and Chief Executive
Spartanburg, SC          Chief Executive Officer;                   Officer of Bancorp and Bank
72                       Member of Executive
                         Committee

N. Welch Morrisette, Jr. Director                         1970      Retired attorney
Columbia, SC
76

E. Perry Palmer          Director                         1993      President and Owner, E. P. Palmer Corporation
Columbia, SC                                                        (funeral service)
62

William E. Sellars       Director; Member of Executive    1970      President, C. W. Haynes and Company, Inc.
Columbia, SC             and Compensation Committees                (mortgage banking and real estate)
73

Henry F. Sherrill(6)     Director; Member of Executive    1970      Attorney; Partner, Sherrill and Roof, LLP
Columbia, SC             and Compensation Committees;                 (attorneys)
75                       General Counsel

Jack A. Stanley          Director; Member of Audit        1970      Retired banker; Secretary/Treasurer, Carpostan
Lake View, SC            Committee                                  Industries, Inc. (textile manufacturer)
68

---------
(1) The term "Year First Elected" refers to the year each director was originally elected to the Board of Bancorp and/or Bank. Bancorp was formed in 1982 as the holding company of Bank (which was chartered in 1970). Service prior to 1970 of several directors on the Boards of various merging banks or predecessors of Bank is not shown above.

(2) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement effective upon his retirement as an officer of the Bank, in which he agreed to continue serving as a director.


(3) Robert B. Haynes and Wycliffe E. Haynes are brothers.

(4) Lewis M. Henderson's accounting firm, Tourville, Simpson & Henderson, performed general, non-audit related accounting services for the Bank's Trust Department during 1997.

(5) Carmen P. Holding is the niece of Frank B. Holding.

(6) Henry F. Sherrill served as general counsel to Bancorp and the Bank prior to and during 1997, which relationship is expected to continue through 1998. During 1997, Bancorp and the Bank paid $163,966 in legal fees and expenses to Mr. Sherrill's law firm, Sherrill and Roof, L.L.P. Prior to February 1995, Mr. Sherrill was a partner with the law firm of Sherrill & Rogers, P.C.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF EACH OF THE 18 NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.


                                Directors' Fees

     Each director, except directors who are executive officers of Bancorp or the Bank and William E. Sellars, receives $100 for attendance at each meeting of Bancorp's Board and $250 for attendance at each meeting of the Bank's Board, and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.


              Meetings and Committees of the Boards of Directors

     Bancorp's and the Bank's Boards of Directors held four meetings in 1997. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served, with the exception of Carmen P. Holding, whose absences were due to travel and study abroad.

     Each of Bancorp's directors also serves as a director of the Bank. Bancorp's and the Bank's Boards of Directors each has an Audit Committee which is made up of the same members, and the Bank's Board of Directors has several standing committees, including a Compensation Committee. Neither of the Boards of Directors has a standing nominating committee or any other committee performing an equivalent function.

     The Audit Committee consists of George H. Broadrick -- Chairman, Laurens W. Floyd, Lewis M. Henderson, and Jack A. Stanley. The Bank's Audit Director reports directly to the Audit Committee which oversees the continuous audit program conducted by the Bank's internal audit staff. Subject to approval of the Board of Directors, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. The Audit Committee held four meetings during 1997.

     The membership of the Compensation Committee of the Bank is set forth below. As further described below, the Compensation Committee makes recommendations to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and with respect to such other compensation matters as it deems appropriate. During 1997, the Compensation Committee held one meeting.


          Compensation Committee Interlocks and Insider Participation

     The Compensation Committee currently consists of George H. Broadrick -- Chairman, William E. Sellars and Henry F. Sherrill. Mr. Broadrick also serves as a Director and Chairman of the Executive Committee of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), and its holding company, First Citizens BancShares, Inc. ("BancShares"). He was President of both BancShares and FCB/NC prior to his retirement in 1987 and has served as a consultant to FCB/NC since his retirement, which relationship is expected to continue through 1998. Mr. Sellars is an officer of C. W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $4,000 per month by the Bank during 1997 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1998 under substantially the same terms as applied during 1997, except that the reimbursement amount paid by the Bank has been increased to $4,500 per month. Mr. Sherrill, a partner in the law firm of Sherrill and Roof, L.L.P., also serves as General Counsel of Bancorp and the Bank. For further information on the nature of the relationship of Sherrill and Roof, L.L.P. with Bancorp and Bank, please see footnote (6) to the table listing directors of Bancorp under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."


            Compensation Committee Report on Executive Compensation

     The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan). The Compensation Committee (the "Committee") administers the Bank's compensation program and has responsibility for matters involving the compensation of executive officers.

     For 1997, the Committee established a recommended salary for each executive officer (including the chief executive officer) based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1997. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

     Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1997, Mr. Miller's salary was increased to $218,750.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of Bancorp's executive officers receive annual compensation approaching that amount, Bancorp's Board of Directors has not adopted a policy with respect to Section 162(m).



                     Compensation Committee:   George H. Broadrick, Chairman
                                               William E. Sellars
                                               Henry F. Sherrill




                              Executive Officers

     The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Except as noted, each executive officer has served for the past five years in the capacities indicated below:



Name                        Age  Position
-------------------------- ----- -----------------------------------------------------------
E. Hite Miller, Sr.         72   Chairman of the Board and Chief Executive Officer of
                                 Bancorp and Bank (also served as President until April
                                  1994)

Frank B. Holding            69   Vice Chairman of Bancorp and Bank

Jim B. Apple                45   President and Chief Operating Officer of Bancorp and
                                 Bank since April 1994 (formerly Executive Vice President)

Jay C. Case                 56   Treasurer and Chief Financial Officer of Bancorp and
                                 Bank; Executive Vice President of Bank since October
                                 1995 (formerly Senior Vice President); Controller of Bank;
                                 President, Wateree Life Insurance Company and Wateree
                                 Agency, Inc.

E. W. Wells                 55   Secretary of Bancorp and Bank; Senior Vice President of
                                 Bank

Charles S. McLaurin, III    59   Executive Vice President/Retail Banking Executive of
                                 Bank since July 1995 (formerly Senior Vice President and
                                 Regional Supervisor)

William K. Brumbach, Jr.    55   Senior Vice President and Trust Director of Bank

Charles D. Cook             54   Senior Vice President and Commercial Lending Director of
                                 Bank

Edgar L. Prosser            44   Senior Vice President and Consumer Lending Director of
                                 Bank since April 1995 (formerly Vice President and
                                 Consumer Loan Manager)

Janis B. Summers            47   Senior Vice President and Mortgage Lending Director of
                                 Bank since April 1994 (formerly President, First Citizens
                                 Mortgage Corporation of SC)

Mike E. Toole               44   Audit Director of Bank since October 1993 (formerly
                                 Internal Auditor)

                            Executive Compensation

     The following table shows, for 1997, 1996 and 1995, the cash and certain other compensation paid to or received or deferred by each of the five most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.



                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation             Long-Term Compensation
                                 -------------------------------- ---------------------------------
                                                                          Awards           Payouts
                                                                  ----------------------- ---------
                                                       Other      Restricted                             All
 Name and                                             Annual         Stock     Options/     LTIP        Other
 Principal                         Salary   Bonus   Compensation     Awards       SARs     Payouts    Compensation
 Position                  Year    ($)(1)    ($)         ($)           ($)         (#)       ($)         ($)(2)
------------------------- ------ --------- ------- -------------- ------------ ---------- --------- ---------------
 E. Hite Miller, Sr.      1997    218,750   -0-         -0-           -0-         -0-       -0-          79,758(4)
  Chairman and
  Chief Executive         1996    192,625   -0-         -0-           -0-         -0-       -0-          79,346(4)
  Officer (3)
                          1995    167,917   -0-         -0-           -0-         -0-       -0-           6,750
 Jim B. Apple             1997    193,750   -0-         -0-           -0-         -0-       -0-           7,154
  President and
  Chief Operating         1996    168,375   -0-         -0-           -0-         -0-       -0-           6,750
  Officer
                          1995    146,250   -0-         -0-           -0-         -0-       -0-           6,697
 Jay C. Case              1997    156,000   -0-         -0-           -0-         -0-       -0-           7,101
  Executive Vice
  President and           1996    146,313   -0-         -0-           -0-         -0-       -0-           6,642
  Chief Financial
  Officer                 1995    137,500   -0-         -0-           -0-         -0-       -0-           6,244
 Charles S. McLaurin, III 1997    143,606   -0-         -0-           -0-         -0-       -0-           6,561
  Executive Vice
  President               1996    127,875   -0-         -0-           -0-         -0-       -0-           5,848

                          1995    118,380   -0-         -0-           -0-         -0-       -0-           5,427
 Charles D. Cook          1997    101,957   -0-         -0-           -0-         -0-       -0-           4,626
  Senior Vice
  President               1996     97,304   -0-         -0-           -0-         -0-       -0-           4,413
  and Director of
  Commercial              1995     93,793   -0-         -0-           -0-         -0-       -0-           4,255
  Lending

---------
(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan, except for the amounts shown for 1997 and 1996 for Mr. Miller, as explained in footnote (4) below.

(3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

(4) The "All Other Compensation" amounts shown for Mr. Miller for 1997 and 1996 are comprised of $72,596 in benefits he received from the Bank's pension plan for each such year, and $7,163 and $6,750 as the Bank's contributions on behalf of Mr. Miller to the Bank's Section 401(k) salary deferral plan for 1997 and 1996, respectively. Although Mr. Miller remains actively employed as the Bank's chief executive officer, mandatory pension plan distributions pursuant to federal law began after he reached age 70 1/2 during November 1995.

                                 Pension Plan

     The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.




                                                    Years of Service
    Final       ----------------------------------------------------------------------------------------
   Average
 Compensation    15 Years     20 Years     25 Years     30 Years     35 Years     40 Years     45 Years
-------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
 $    50,000     $10,840      $14,453      $ 18,067     $ 21,680     $ 25,293     $ 28,293     $ 28,293
      75,000      17,778       23,703        29,629       35,555       41,481       45,981       45,981
     100,000      24,715       32,953        41,192       49,430       57,668       63,668       63,668
     125,000      31,653       42,203        52,754       63,305       73,856       81,356       81,356
     150,000      38,590       51,453        64,317       77,180       90,043       99,043       99,043
     175,000      45,528       60,703        75,879       91,055      106,231      116,731      116,731
     200,000      52,465       69,953        87,442      104,930      122,418      125,000      125,000
     225,000      59,403       79,203        99,004      118,805      125,000      125,000      125,000
     250,000      66,340       88,453       110,567      125,000      125,000      125,000      125,000

     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant.

     The estimated years of service and "final average compensation," respectively, as of January 1, 1998, for each of the named executive officers are as follows: Mr. Miller -- 50 years and $137,536; Mr. Apple -- 5 years and $150,313; Mr. Case -- 23.5 years and $138,194; Mr. McLaurin -- 33 years and $122,414; and Mr. Cook -- 22 years and $94,213. The estimated benefits in the table above reflect the $125,000 limit on benefits permitted by tax laws for a participant retiring in 1998. Currently, the limit on compensation that can be included in calculating benefits is $160,000; however, compensation in excess of $160,000 is reflected in the estimated annual benefits shown in the table above.

                               Performance Graph

     The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement period in the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1992, and that dividends are reinvested in additional shares. However, since Bancorp has not paid dividends on its common stock during the previous five years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.


       Comparison of Five-Year Cumulative Total Shareholder Return among
            First Citizens Bancorporation of South Carolina, Inc.,
                      Nasdaq Banks and Nasdaq-US Indices


                     (graph appears here with plot points)



  Year     Bancorp        Nasdaq Banks   Nasdaq-US
  ----     -------        ------------   ---------
   1992     $100           $100            $100
   1993      131            114             115
   1994      153            114             112
   1995      185            169             159
   1996      290            236             209
   1997      540            377             240



                         Transactions with Management

     Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1997. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

     Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation" and in footnotes (4) and (6) to the table listing directors under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."

     During 1997, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $7,921 per month for the management services of Frank B. Holding (who does not receive any compensation directly from Bancorp or the Bank). Mr. Holding is Vice Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding company, First Citizens BancShares, Inc. It is expected that such reimbursement arrangement will continue in 1998 under substantially the same terms as applied during 1997; however, effective April 1, 1998, the amount of the Bank's reimbursement to FCB/NC will be increased to $8,159 per month.


                            INDEPENDENT ACCOUNTANTS

     The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1998.

     One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.



                       AVAILABILITY OF OTHER INFORMATION

     Bancorp annually files with the Securities and Exchange Commission an Annual Report on Form 10-K. UPON WRITTEN REQUEST, BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA 29202.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November 20, 1998, in order to be included in the proxy materials for such Annual Meeting. It is anticipated that the 1999 Annual Meeting will be held during April 1999.


                                 OTHER MATTERS

     Management knows of no other matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.



                                        By Order of the Board of Directors


                                        /s/ E. W. Wells
                                        E. W. Wells, Secretary



March 20, 1998

------------------------------------------------------------------------------

                                    APPENDIX

------------------------------------------------------------------------------

             FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
      1230 Main Street, Post Office Box 29, Columbia, South Carolina 29202
                     PROXY SOLICITED BY BOARD OF DIRECTORS
The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina at 2:30 p.m. on April 22, 1998, or at any adjournments thereof.

   The undersigned hereby directs that shares represented by this proxy be voted as follows:

1. FIXING THE NUMBER OF DIRECTORS: Proposal to set the number of directors to be elected at 18.   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

2. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below (except as indicated otherwise)    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

   Nominees: J. B. Apple; R. W. Blackmon; G. H. Broadrick; T. E. Brogdon; L. W. Floyd; W. E. Hancock, III;
   R. B. Haynes; W. E. Haynes; L. M. Henderson; C. P. Holding; F. B. Holding;
   D. H. Jordan; E. H. Miller, Sr.,; N. W. Morrisette, Jr.,; E. P. Palmer; W. E.
   Sellars; H. F. Sherrill; and J. A. Stanley
   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)

--------------------------------------------------------------------------------------------------------------------------------

3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE
     ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR"
     PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2
     ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR
     BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN

                  (Continued and to be signed on reverse side)



     PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE
     THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE
     VOTING IS FOLLOWED IN THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN
     THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS
     OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN
     ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES
     IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES
     (OR SUBSTITUTES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

     Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated                        1998                                            (SEAL)
     ----------------------            ---------------------------------------
                                           (Signature)

                                       ---------------------------------------(SEAL)
                                          (Signature if held jointly)

                                           NUMBER OF SHARES:

                                                     Common
                                            ---------
                                                      Series A $50 Par Preferred
                                            ---------
                                                      Series B $50 Par Preferred
                                            ---------
                                                      Series C $20 Par Preferred
                                            ---------
                                                      Series F $50 Par Preferred Series
                                             --------
                                                      Series G No-Par Preferred
                                              -------

-----------------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
-----------------------------------------------------------------------------------------
